Sub-Item 77Q1: Exhibits

(a) Copies of any material amendments to the registrant's charter or by-laws

Amended and Restated Schedule A to Amended and Restated Agreement and Declaration of Trust of FundVantage Trust (the "Trust") was previously filed with the Securities and Exchange Commission ("SEC") as exhibit 28(a)(iii) to Post-Effective Amendment No. 107 to the Trust's Registration Statement on Form N-1A ("Registration Statement") filed with the SEC on October 16, 2014 (SEC Accession No. 0001104659-14-072045) and
incorporated herein by reference.

(e) Copies of any new or amended registrant investment advisory contracts

Amended and Restated Schedule A and B to the Investment Advisory Agreement with WHV Investment Management, Inc. (formerly, Wentworth, Hauser and Violich, Inc.) was previously filed with the SEC as exhibit 28(d)(iii)(B) to Post-Effective Amendment No. 101 to the Trust's Registration Statement filed with the SEC on June 27, 2014 (SEC Accession No. 0001104659-14-048970) and
incorporated herein by reference.

Sub-Advisory Agreement made by and among the Trust, WHV Investment Management, Inc. (formerly, Wentworth, Hauser and Violich, Inc.) and EAM Global Investors, LLC was previously filed with the SEC as exhibit 28(d)(xxiv) to Post-Effective Amendment No. 101 to the Trust's Registration Statement filed with the SEC on June 27, 2014 (SEC Accession No. 0001104659-14-048970) and incorporated herein by reference.

Amended and Restated Schedule A and B to the Investment Advisory Agreement with Gotham Asset Management, LLC was previously filed with the SEC as exhibit 28(d)(xii)(C) to Post-Effective Amendment No. 104 to the Trust's Registration Statement filed with the SEC on August 28, 2014 (SEC Accession No. 0001104659-14-063760) and incorporated herein by reference.

Form of Amended and Restated Schedule A and B to the Investment Advisory Agreement with WHV Investment Management, Inc. (formerly, Wentworth, Hauser and Violich, Inc.) was previously filed with the SEC as exhibit 28(d)(iii)(C) to Post-Effective Amendment No. 107 to the Trust's Registration Statement filed with the SEC on October 16, 2014 (SEC Accession No. 0001104659-14-072045) and incorporated herein by reference.

Form of Amended and Restated Schedule A and B to the Investment Advisory Agreement with Polen Capital Management, LLC was previously filed with the SEC as exhibit 28(d)(x)(B) to Post-Effective Amendment No. 107 to the Trust's Registration Statement filed with the SEC on October 16, 2014 (SEC Accession No. 0001104659-14-072045) and incorporated herein by reference.

Form of Sub-Advisory Agreement made by and among the Trust, WHV Investment Management, Inc. (formerly, Wentworth, Hauser and Violich, Inc.) and Acuity Capital Management, LLC was previously filed with the SEC as exhibit 28(d)(xvii) to Post-Effective Amendment No. 107 to the Trust's Registration Statement filed with the SEC on October 16, 2014 (SEC Accession No. 0001104659-14-072045) and incorporated herein by reference.